SECURITIES AND EXCHANGE COMMISSION


                               WASHINGTON, D.C. 20549

                     __________________________________________


                                      FORM 8-K
                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



Date of Report                                         October 4, 1994
(Date of Earliest Event Reported)



                         COLUMBIA/HCA HEALTHCARE CORPORATION
               (Exact name of Registrant as specified in its Charter)


                                      DELAWARE
                              (State of Incorporation)




 001-11239                                                    75-2497104
(Commission                                                (I.R.S. Employer
File Number)                                               Identification No.)





201 West Main Street, Louisville, Kentucky                   40202
(Address of principal executive offices)                   (Zip Code)





                                   (502) 572-2000
                (Registrant's telephone number, including area code)

ITEM 5.       Other Events

      On October 4, 1994, Columbia/HCA Healthcare Corporation and
Healthtrust, Inc.- The Hospital Company jointly announced the signing of a definitive agreement to merge in a tax free stock-for-stock transaction.

ITEM 7.       Exhibit

      Exhibit 20. Copy of the joint press release dated October 4, 1994 (with Appendix A).

                                      SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


COLUMBIA/HCA HEALTHCARE CORPORATION



Stephen T. Braun
Senior Vice President and General Counsel

DATED:  October 4, 1994